                                 Exhibit 99.15

SATISFACTION:  The indebtedness
secured by this Leasehold Mortgage
has been satisfied in full.

          By:_______________________
          Name:_____________________
          Title:____________________
          Date:_____________________


This instrument was prepared
by and when recorded please
return to:

          Michael L. Flynn, Esq.
          Kennedy Covington Lobdell & Hickman, L.L.P.
          Suite 4200
          100 North Tryon Street
          Charlotte, NC 28202-4006


                               LEASEHOLD MORTGAGE
                                   [NEW YORK]


          This Leasehold Mortgage is made and entered into as of this   21   day
                                                                      ------
of July, 1995, by and among ACC CORP., a Delaware corporation ("Mortgagor"), and FIRST UNION NATIONAL BANK OF NORTH CAROLINA ("Mortgagee"), as Administrative Agent for the financial institutions (the "Lenders") as are, or may from time to time become, parties to the Credit Agreement (as defined below).

          WHEREAS, Mortgagor and certain Affiliates thereof are indebted to the Lenders in the principal sum of up to Thirty-Five Million Dollars ($35,000,000), as evidenced by the Notes of even date executed by the Mortgagor and such Affiliates in favor of the Lenders, and such other documents as may have been executed or given by Mortgagor in connection with the transactions contemplated by the Credit Agreement of even date between the Mortgagor and such Affiliates as Borrowers thereunder (collectively, the "Borrowers"), the Lenders and the Mortgagee, as Administrative Agent for the Lenders (as amended or supplemented, the "Credit Agreement", and collectively with the Notes and such other documents, the "Loan Documents"), the terms and conditions of which are incorporated herein by reference;

          NOW, THEREFORE, as security for the payment and performance of up to $750,000 of the Obligations (as defined in the Credit Agreement), the Mortgagor has created a security interest in, bargained, sold, given, granted, assigned and conveyed and does by these presents create a security interest in, bargain, sell, give, grant, assign and convey unto the

Mortgagee, its or his successors and assigns, all of Mortgagor's right, title and interest in and to that certain leasehold estate under a lease agreement (as amended or supplemented, the "Lease"), dated January 25, 1994, between the Mortgagor and The Hague Corporation, of the Premises commonly known as 400 West Avenue, Rochester, New York, 14614 (the "Leasehold Estate") , which is more particularly described on Exhibit A attached hereto and incorporated herein by
                          ---------
reference.

          TO HAVE AND TO HOLD the Leasehold Estate described herein unto the Mortgagee, its heirs and successors in interest forever.

          THIS CONVEYANCE IS MADE UPON THIS SPECIAL TRUST, that if the Mortgagor shall satisfy all Obligations secured hereby, and shall comply with all of the covenants, terms and conditions of this Leasehold Mortgage and the Loan Documents, then this conveyance shall be null and void and shall be canceled of record at the request and cost of Mortgagor. But if at any time there shall be any default in satisfaction of any Obligations or under this instrument or under the terms and conditions of any instrument secured hereby, which default shall not have been cured within any applicable grace period (if any) provided therefor, then, at the option of Mortgagee, with the consent of the Required Lenders, the entire indebtedness hereby secured shall immediately become due, payable and collectible without further notice, regardless of maturity, and this Mortgage may be foreclosed by judicial proceedings, or the Mortgagee is hereby authorized and empowered to expose to sale and to sell the Leasehold Estate described herein at public sale for cash in compliance with the requirements of
Article 14 of the New York Real Property Actions and Proceedings Laws, or any subsequently enacted statute relating to nonjudicial foreclosure sales in effect on the date foreclosure is commenced, and at the time and place fixed for the sale to sell the Leasehold Estate described herein to the highest bidder for cash, and Mortgagee shall execute a conveyance of said Leasehold Estate to and deliver possession of same to the purchaser. Mortgagee may bid and become the purchaser at any sale under this Leasehold Mortgage. The proceeds of the sale shall, after the Mortgagee retains a reasonable compensation, together with reasonable attorneys' fees incurred by Mortgagee in such proceeding, be applied first to the payment of the costs and expenses of such sale; second, to the payment to the whole amount of Obligations then owing by the Mortgagor to the Lenders and secured hereby; and third to the payment of the surplus, if any, to the Mortgagor or to whomever else may be lawfully entitled thereto.

          This Leasehold Mortgage is made as additional collateral to secure the payment and performance of the Obligations. Other terms capitalized but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

MORTGAGOR ACKNOWLEDGES, COVENANTS AND AGREES WITH MORTGAGEE AS FOLLOWS:

          1. Mortgagor represents and warrants that there have been no prior encumbrances, conveyances or assignments of its interest in the Lease which are still in effect, and that the Lease is a valid and enforceable agreement, that neither Mortgagor nor, to its knowledge, any other party, is in material default thereunder and that all covenants, conditions and agreements have been performed as required therein, except those not due to be performed until after the date hereof.

          2. No change in the terms of the Lease shall be valid without the written approval of Mortgagee, with the consent of the Required Lenders, and Mortgagor shall not assign, sell, pledge, mortgage or otherwise transfer or encumber its interest in the Lease so long as this Leasehold Mortgage is in effect except as permitted by the Credit Agreement.

          3. Mortgagor shall give prompt notice to Mortgagee of any notice of default received by it under the Lease, together with a complete copy of any such notice of default.

          4. Mortgagor shall perform each and all of the covenants and obligations of the tenant under the Lease for so long as this Leasehold Mortgage is in effect, including, without limitation, the obligations to maintain, rebuild and insure the improvements which constitute a portion of the premises thereunder.

          5. Should Mortgagor fail to make any payment or to do any act as herein provided, then Mortgagee may, but without obligation to do so and without notice to or demand on Mortgagor and without releasing Mortgagor from any obligation, make or do the same, including, without limitation, appearing in and defending any action purporting to affect the security hereof or the rights or powers of Mortgagee hereunder and performing any obligation of Mortgagor under the Lease, and in exercising any such powers, paying all necessary costs and expenses, including, without limitation, attorneys' fees. Mortgagor will pay immediately upon demand all sums expended by Mortgagee under the authority hereof, and the same shall be added to the Obligations and shall be secured hereby and by the Loan Documents.

          6. Upon the occurrence and continuation of an Event of Default, Mortgagee may, with the consent of the Required Lenders, at its option, without notice and without regard to the adequacy of security for the Obligations, either in person or by agent and with or without bringing any action or proceeding, or by a receiver to be appointed by a court, enter upon, take possession of, and operate the premises which are the subject of the Lease, make, enforce, modify and accept any provision of, or surrender, the Lease, and do any other act or acts which Mortgagee deems proper to protect the security hereof until all Obligations have been paid or performed in full. The entering upon and taking possession of such premises shall not cure or waive any default or waive, modify or affect any notice of default under the Credit Agreement or any other security instrument, nor invalidate any act done pursuant to any such notice.

          7. Mortgagor hereby irrevocably constitutes and appoints Mortgagee as its attorney-in-fact to demand, receive, and enforce Mortgagor's rights with respect to the Lease for and on behalf of and in the name of Mortgagor or, with the same force and effect as Mortgagor could do if this Leasehold Mortgage had not been made. Mortgagee may, without affecting any of its rights or remedies against Mortgagor under any other instrument, document or agreement, exercise its rights under this Leasehold Mortgage as Mortgagor's attorney-in-fact in any other manner permitted by law, and in addition Mortgagee shall have and possess, without limitation, any and all rights and remedies of a secured party under the Uniform Commercial Code or otherwise as provided by law.

          8. At Mortgagor's sole cost and expense, Mortgagor will appear in and defend any action growing out of or in any manner connected with the Lease or the obligations or liabilities of Mortgagor thereunder. In addition, Mortgagor shall indemnify and hold Mortgagee harmless from and against any and all claims, demands, liabilities, losses, lawsuits, judgments, and costs and expenses, including, without limitation, reasonable attorneys' fees to which Mortgagee may become exposed or which Mortgagee may incur in exercising any of its rights under this Leasehold Mortgage.

          9. This Leasehold Mortgage is for security purposes only. Accordingly, Mortgagee shall not have the right under this Leasehold Mortgage to enforce the provisions of said Lease or exercise rights hereunder unless and until there shall have occurred an Event of Default.

          10. Subject to the limitation on further assignment by Mortgagor set forth above, this Leasehold Mortgage shall be binding upon and inure to the benefit of the legal representatives, assigns and successors in interest of Mortgagor and Mortgagee, including any subsequent holders of Notes.

          11. All notices hereunder shall be sent to the addresses and pursuant to the procedures set forth in Section 13.1 of the Credit Agreement.

          12. Mortgagor warrants and represents that it is the Lessee of the Leasehold Estate under the Lease; such Leasehold Estate is free and clear of all liens, charges and encumbrances whatsoever, except those which have been approved by Mortgagee; and Mortgagor has full right and power to make this conveyance.

          13. In addition to the rights and remedies set forth herein, Mortgagee shall have all rights and remedies set forth in the Loan Documents.

          IN WITNESS WHEREOF, Mortgagor has executed and sealed this Leasehold
Mortgage this   10   day of July, 1995.
              ------

                                              ACC CORP.

[CORPORATE SEAL]                              By:  John J. Zimmer
                                                 -----------------------------
                                                   Name:  John J. Zimmer
                                                         ---------------------
ATTEST:  Daniel J. Venuti                          Title: Vice Pres-Finance
        ------------------------                          ---------------------
          Name: Daniel J. Venuti
                ----------------
          Title: Asst. Secretary
                 ---------------

STATE OF NORTH CAROLINA)
         --------------
                    )
COUNTY OF MECKLENBURG  )
          -------------


          I, Betty G. Smith, a Notary Public of the county and state aforesaid,
             ---------------
certify that Daniel J. Venuti personally came before me this day and
             ----------------
acknowledged that (s)he is Assistant Secretary of ACC CORP., a Delaware
                           ---------
corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its Vice President-Finance
                                                       ----------------------
sealed with its corporate seal and attested by herself as its Assistant
                                                              ---------
Secretary.

          WITNESS my hand and official stamp, this   10th   day of July, 1995.
                                                   --------


                              Betty G. Smith
                              -------------------------------
                              Notary Public

My commission expires:

 August 5, 19997

                                   Exhibit A
                                   ---------
                                       to
                               Leasehold Mortgage
                                    between
                                   ACC Corp.
                                      and
                  First Union National Bank of North Carolina,
                            as Administrative Agent

                         Description of Leased Premises
                         ------------------------------

                                400 West Avenue
                           Rochester, New York 14614


ALL THAT TRACT OR PARCEL OF LAND situate in the City of Rochester, County of Monroe and State of New York being part of Town Lots 67 and 76 in the 20,000 Acre Tract and being Parcel "A" on a Resubdivision Map entitled "400 West Avenue and 95 Ames Street" made by Earl F. Greer III, N.Y.S.P.L.S. No. 049115, dated December 23, 1991 of Lozier Architects/Engineers, being Project #1990-36 and File No. 39789, and bounded and described as follows:

Commencing at the intersection of the west street line of Ames Street with north street line of West Avenue, said point having New York State Plan Coordinates of N 1149136.12 and E 750584.00; thence (A) S 89 degrees 10' 15" W and along the north street line of said West Avenue a distance of 667.59 feet to the point of beginning of the parcel described herewith; thence (1) S 89 degrees 10' 15" W and continuing along the north street line of said West Avenue a distance of
637.08 feet to a point, said point being 0.04 feet south of and 0.18 feet west of a found stone monument, said point also having New York State Plane Coordinates of N 1149117.23 and E 749279.47; thence (2) S 89 degrees 18' 15"
W and continuing along the north street line of West Avenue a distance of
850.28 feet to a point, said point being 0.03 feet north of a found drill hole; thence (3) N 49 degrees 03' 28" W a distance of 31.24 feet to a point on the east street line of Buffalo Road, said point being 0.23 feet south of and 0.17 feet east of a found P.K. nail; thence the following three courses along the east street line of Buffalo Road; thence (4) N 04 degrees 56' 45" W a distance of 390.45 feet to a point; thence (5) S 75 degrees 50' 26" W a distance of
4.51 feet; thence (6) N 14 degrees 08' 30" W a distance of 59.81 feet to a point on the South line of lands now or formerly owned by the Chessie System, formerly lands of the Buffalo, Rochester and Pittsburgh Railroad; thence the following seven courses along lands now or formerly owned by the Chessie System; thence (7) N 76 degrees 25' 54" E a distance of 236.15 feet to a point; thence (8) N 81 degrees 16' 59" E a distance of 199.24 feet to a point; thence
(9) N 72 degrees 20' 16" E a distance of 515.88 feet to a point; thence (10)
N 00 degrees 41' 22" W a distance of 6.50 feet to a point; thence (11) N 75 degrees 52' 10" E a distance of 631.00 feet to a point; thence (12) N 00 degrees 35' 05" W a distance of 4.11 feet to a point; thence (13) N 75 degrees 47' 52" East a distance of 25.46 feet to a point in the centerline of the former Hague Street; thence (14) S 00 degrees 35' 45" E and along the centerline of the former Hague Street a distance of 859.89 feet to the point of beginning.

Hereby intending to describe a parcel of land containing 1,009,569 square feet or 23.177+/- acres.

Together with the benefits of the Reciprocal Easement Agreement dated March 2, 1993 between Combustion Engineering, Inc. and The Hague Corporation which agreement is to be recorded in the Monroe County Clerk's Office on even date herewith.